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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
RLI CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RLI CORP.
9025 North Lindbergh Drive
Peoria, Illinois 61615

March 27, 2003

Dear Shareholder:

        Please consider this letter your personal invitation to attend the 2003 RLI Corp. Annual Shareholders Meeting. It will be held at 9025 North Lindbergh Drive, Peoria, Illinois, 61615, the Company's principal office, on May 1, 2003, at 2:00 P.M. CDT.

        Business scheduled to be considered at the meeting includes the election of Class I directors. In addition, we will review significant events of 2002 and their impact on you and your Company. Directors, officers and representatives of KPMG will be available before and after the meeting to talk with you and answer any questions you may have.

        Bernard J. Daenzer will be retiring as a member of the Board effective May 1, 2003. Mr. Daenzer, first elected in 1972, has served 31 years as a Director of your Company and has the lifetime appointment of Director Emeritus. If you have been associated with Mr. Daenzer over the years, you are cordially invited to attend a reception in his honor at Mt. Hawley Country Club following our Annual Shareholders Meeting. Directions will be provided at the meeting or by telephoning 309/692-1000.

        Your vote is important to us, no matter how many shares you own.    Shareholders will have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Check the proxy card forwarded by your bank, broker, other holder of record or our proxy administrators to see the options available to you. If you do attend the Annual Meeting and desire to vote in person, you may do so even though you have previously voted your proxy.

        Thank you for your interest in your Company as well as your confidence and support in our future.

Sincerely,
Gerald D. Stephens, CPCU Chairman of the Board

RLI CORP.
9025 North Lindbergh Drive
Peoria, Illinois 61615

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 1, 2003

To the Shareholders of RLI Corp.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of RLI Corp. ("Company") will be held at 9025 North Lindbergh Drive, Peoria, Illinois, 61615, on Thursday, May 1, 2003, at 2:00 P.M. Central Daylight Time to:

          1.    Elect three (3) directors for a three-year term expiring in 2006 or until their successors are elected and qualified; and

          2.    Transact such other business as may properly be brought before the meeting.

        Only holders of Common Stock of the Company, of record at the close of business on March 3, 2003, are entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors
Camille J. Hensey Vice President/Corporate Secretary
Peoria, Illinois March 27, 2003

        It is important, regardless of the number of shares you hold, that you personally be present or be represented by proxy at the Annual Meeting. Even if you expect to attend, it is important that you complete the enclosed proxy card, and sign, date and return it as promptly as possible in the envelope enclosed for that purpose. You may also vote your shares by telephone or on the Internet by following the instructions on your proxy card. You have the right to revoke your proxy at any time prior to its use by filing a written notice of revocation with the Corporate Secretary of the Company prior to the convening of the Annual Meeting, or by presenting another proxy card with a later date. If you attend the Annual Meeting and desire to vote in person, your proxy may be withdrawn upon request.

i

Audit Committee Report	10
Members of the Audit Committee	11
Executive Resources Committee Report	11
General	11
Base Salary	11
MVP Bonus	11
Incentive Stock Options	12
ESOP	12
Chief Executive Officer	12
Internal Revenue Code Section 162(m)	12
Members of the Executive Resources Committee	13
Executive Management Compensation	13
Executive Officers	13
Summary Compensation Table	14
Option Grants in Last Fiscal Year	15
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values	15
Equity Compensation Plan Information	16
Pension Plan	17
Common Stock Performance Chart	17
Independent Outside Auditors	18
Other Business	18
Exhibit A: Audit Committee Charter

ii

RLI Corp.
9025 North Lindbergh Drive
Peoria, Illinois 61615

PROXY STATEMENT

Annual Meeting of Shareholders
to be held
May 1, 2003

GENERAL INFORMATION

        This Proxy Statement is furnished to the shareholders of RLI Corp. ("Company") in connection with the solicitation, by the Board of Directors of the Company, of proxies to be used at the Annual Meeting of Shareholders to be held at 2:00 P.M. Central Daylight Time on Thursday, May 1, 2003, at 9025 North Lindbergh Drive, Peoria, Illinois, 61615, and at any adjournments of the Annual Meeting.

        Proxy Solicitation.    The Company will bear the cost of solicitation of proxies. In addition to the use of the mail, proxies may be solicited in person or by telephone, facsimile or other electronic means, by directors, officers or employees of the Company. No additional compensation will be paid to such persons for their services. In accordance with the regulations of the Securities and Exchange Commission and the New York Stock Exchange ("NYSE"), the Company will reimburse banks, brokerage firms, investment advisors and other custodians, nominees, fiduciaries and service bureaus for their reasonable out-of-pocket expenses for forwarding soliciting material to beneficial owners of the Company's Common Stock and obtaining their proxies or voting instructions.

        Voting.    As many shareholders cannot attend the Annual Meeting in person, it is necessary that a large number be represented by proxy. Even if you expect to attend, it is important that you complete the enclosed proxy card, and sign, date and return it as promptly as possible in the envelope enclosed for that purpose. You may also vote your shares by telephone or on the Internet by following the instructions on your proxy card. You have the right to revoke your proxy at any time prior to its use by filing a written notice of revocation with the Corporate Secretary of the Company prior to the convening of the Annual Meeting, or by presenting another proxy card with a later date. If you attend the Annual Meeting and desire to vote in person, your proxy may be withdrawn upon request.

        Each proxy will be voted in accordance with the shareholder's specifications. If there are no such specifications, it will be voted as recommended by the Board of Directors. All proxies delivered pursuant to this solicitation are revocable at any time at the option of the shareholder either by giving written notice to the Corporate Secretary at 9025 North Lindbergh Drive, Peoria, Illinois, 61615, or by timely delivery of a properly executed proxy, including an Internet or telephone vote, bearing a later date, or by voting in person at the Annual Meeting. All shares represented by valid, unrevoked proxies will be voted at the Annual Meeting.

        Assuming the presence of a quorum, the election of directors requires the affirmative vote of a plurality of the votes cast by the holders of the outstanding shares of Common Stock. With respect to the election of directors, shareholders may vote in favor of all nominees, or withhold their votes as to all nominees, or withhold their votes as to specific nominees. Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or at their own discretion if permitted by the NYSE or other organization of which they are members. Members of the NYSE are permitted to vote their clients' proxies at their own discretion as to the election of directors if the clients have not furnished voting instructions within 10 days of the meeting. If an executed proxy is returned by a broker holding shares in street name that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters (a "broker non-vote"), such shares will be considered present at the Annual Meeting for purposes of determining a quorum but will not be considered to be represented at the Annual Meeting for purposes of calculating the vote with respect to Proposal One.

        Mailing.    This Proxy Statement and enclosed Proxy are first being mailed or electronically delivered to shareholders entitled to notice of and to vote at the Annual Meeting on or about March 27, 2003.

        Voting Via Telephone or the Internet.    Shareholders can save the Company expense by voting their shares over the telephone, toll-free from the United States or Canada, or by voting through the Internet. The voting procedures are designed to authenticate each shareholder by use of a control number, to allow shareholders to vote their shares, and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any shareholder interested in voting by telephone or the Internet are set forth on the proxy card. The method of voting will not limit a shareholder's right to attend the Annual Meeting.

        Electronic Access to Proxy Materials and Annual Report.    This notice of Annual Meeting and Proxy Statement and the 2002 Annual Report are available on the Company's Internet site at www.rlicorp.com. Shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. You can choose this option and save the Company the cost of producing and mailing these documents by following the instructions provided if you vote over the Internet or by telephone. Should you choose to view future proxy statements and annual reports over the Internet, you will receive an e-mail next year with voting instructions and the Internet address of those materials.

        Shareholder Proposals.    To be included in the Board of Directors' Proxy Statement for the 2004 Annual Meeting of Shareholders, a shareholder proposal must be received by the Company on or before November 27, 2003. Proposals should be directed to the attention of the Corporate Secretary at 9025 North Lindbergh Drive, Peoria, Illinois, 61615. If a shareholder raises a matter at the 2004 Annual Meeting of Shareholders, the Company may exercise discretionary authority (vote the shares in the discretion of the persons appointed in the Proxy Card) unless the shareholder notifies the Company of the matter before February 11, 2004.

        Shareholders Entitled to Vote.    At the close of business on March 3, 2003, the record date for the determination of shareholders entitled to vote at the Annual Meeting, the Company had 25,115,250 shares of Common Stock outstanding and entitled to vote. Common share ownership entitles the holder to one vote per share upon each matter to be voted at the Annual Meeting.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Principal Shareholders.    The only entities known to the Company who beneficially own more than five percent of the Company's Common Stock as of December 31, 2002, are as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
		%
Franklin Resources, Inc. 777 Mariners Island Boulevard 6th Floor San Mateo, California 94404(1)	1,559,572	6.3%
Gerald D. Stephens 493 East High Point Drive Peoria, Illinois 61614(2)	1,612,839	6.4%
RLI Corp. Employee Stock Ownership Plan & Trust c/o Joseph E. Dondanville 9025 N. Lindbergh Drive Peoria, Illinois 61615(3)	2,570,431	10.4%

(1)
The information shown is based solely on a Schedule 13G dated February 12, 2003, filed by Franklin Resources, Inc., ("Franklin"), Charles B. Johnson, Rupert H. Johnson, Jr., and Franklin Advisory Services, LLC, which filing indicates that one or more open- or closed-end investment companies or other managed accounts that are advised by direct and indirect investment advisory subsidiaries of Franklin have sole voting and sole dispositive power with respect to 1,551,636 shares. Messrs. Johnson and Johnson are the principal shareholders of Franklin.

(2)
Includes 516,002 shares allocated to Mr. Stephens under the ESOP (as defined below), over which Mr. Stephens has sole voting power and no investment power; 110,846 shares allocated to Mr. Stephens under the RLI Corp. Key Employee Excess Benefit Plan ("Key Plan"), over which Mr. Stephens has no voting or investment power; 31,104 shares held in custodian accounts for the benefit of Mr. Stephens' grandchildren, over which Mr. Stephens has sole voting and investment power; 3,614 shares in the H. O. Stephens Trust for the benefit of Mr. Stephens' mother, over which Mr. Stephens, as trustee, has sole voting and investment power; 45,462 shares owned by the Gerald D. and Helen M. Stephens Foundation, over which Mr. Stephens, as President, has sole voting and investment power; 331,292 exercisable stock options; and 10,262 shares held by a bank, as trustee, under an irrevocable trust established by the Company pursuant to the RLI Corp. Executive Deferred Compensation Agreement. Excludes 70,356 shares owned by Mr. Stephens' spouse, over which Mr. Stephens has no voting or investment power, as to which Mr. Stephens disclaims beneficial ownership. Excludes 236,000 shares owned by Mr. Stephens directly and 64,000 shares owned by the Stephens Family Charitable Remainder Trust that were sold pursuant to a public offering on January 9, 2003.

(3)
Each Employee Stock Ownership Plan ("ESOP") participant or beneficiary may direct the ESOP trustee as to the manner in which the shares allocated to each participant under the ESOP are to be voted. The ESOP trustee has sole voting power with respect to all unallocated shares and sole investment power as to all allocated and unallocated shares, except as to those shares that are the subject of a participant's diversification election. With respect to allocated shares for which no votes are received, the ESOP trustee will vote such shares in proportion to the votes cast on behalf of allocated shares for which votes are received.

        Directors and Officers.    The following information is furnished as to the beneficial ownership of the shares of the Company's Common Stock by each current director, nominee for director and named executive officer, and the directors and executive officers of the Company as a group, as of December 31, 2002:

Name of Individual or Number of Persons in Group	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Richard H. Blum(2)(11)	7,957	*
Bernard J. Daenzer(3)(11)	108,976	*
Joseph E. Dondanville(4)(10)(12)(13)	120,310	*
Camille J. Hensey(10)(12)(13)	40,743	*
William R. Keane(5)(11)	81,170	*
Gerald I. Lenrow(2)(6)(11)	46,400	*
Charles M. Linke	—	—
F. Lynn McPheeters(2)(11)	9,155	*
Jonathan E. Michael(7)(10)(12)(13)	278,901	1.1%
Mary Beth Nebel(8)(10)(12)(13)	46,272	*
Edwin S. Overman(2)(11)	81,319	*
Gerald D. Stephens(9)(10)(12)(13)	1,612,839	6.4%
Michael J. Stone(10)(12)(13)	113,489	*
Edward F. Sutkowski(2)(11)	233,805	*
Robert O. Viets(2)(11)	58,812	*
Directors and executive officers as a group (14 persons)(10)(12)(13)	2,840,148	11.2%

*
Less than 1% of Class.

(1)
Unless otherwise noted, each person has sole voting power and sole investment power with respect to the shares reported.

(2)
Includes shares held by a bank trustee under an irrevocable trust established by the Company pursuant to the RLI Corp. Director Deferred Compensation Plan for the benefit of the following: Mr. Blum 3,048 shares; Mr. Lenrow 30,806 shares; Mr. McPheeters 3,701 shares; Dr. Overman 64,819 shares; Mr. Sutkowski 67,627 shares; and Mr. Viets 25,344 shares. Each participating director has no voting or investment power with respect to such shares and disclaims beneficial ownership of such shares for purposes of Section 13(d) of the Securities Exchange Act of 1934.

(3)
Includes 57,091 shares held in a trust for the benefit of Mr. Daenzer's adult children and grandchildren, of which a bank and Mr. Daenzer's spouse act as co-trustees, as to which Mr. Daenzer disclaims any beneficial interest.

(4)
Includes 600 shares held by Mr. Dondanville's spouse in a custodian account for the benefit of their minor children, as to which Mr. Dondanville disclaims any beneficial interest.

(5)
Includes 28,486 shares owned by Mr. Keane as trustee under the Evelyn C. Keane Revocable Trust Agreement, as to which Mr. Keane claims beneficial interest.

(6)
Includes 894 shares held by Mr. Lenrow's spouse in a custodian account for the benefit of their minor daughter, as to which Mr. Lenrow disclaims any beneficial interest.

(7)
Includes 28,358 shares allocated under the Key Plan, over which Mr. Michael has no voting or investment power.

(8)
Includes 1,225 shares held by Ms. Nebel in a custodian account for the benefit of her minor son, as to which Ms. Nebel claims beneficial interest.

(9)
Includes 110,846 shares allocated to Mr. Stephens under the Key Plan, over which Mr. Stephens has no voting or investment power; 31,104 shares held in custodian accounts for the benefit of Mr. Stephens' grandchildren, over which Mr. Stephens has sole voting and investment power; 3,614 shares in the H. O. Stephens Trust for the benefit of Mr. Stephens' mother, over which Mr. Stephens, as trustee, has sole voting and investment power; and 45,462 shares owned by the Gerald D. and Helen M. Stephens Foundation, over which Mr. Stephens, as President, has sole voting and investment power. Excludes 70,356 shares owned by Mr. Stephens' spouse, over which Mr. Stephens has no voting or investment power, as to which Mr. Stephens disclaims beneficial interest. Excludes 236,000 shares owned by Mr. Stephens directly and 64,000 shares owned by the Stephens Family Charitable Remainder Trust that were sold pursuant to a public offering on January 9, 2003.

(10)
Includes shares allocated to the named persons under the ESOP with respect to which such persons have sole voting power and no investment power, except when any such person may diversify up to a percentage, not to exceed 50%, of such person's ESOP benefit. During 2002, one of the named persons was eligible to elect to diversify shares owned by the ESOP. As of December 31, 2002, the following shares were allocated under the ESOP: Mr. Dondanville 43,769 shares; Ms. Hensey 12,539 shares; Mr. Michael 73,415 shares; Ms. Nebel 23,935 shares; Mr. Stephens 516,002 shares; and Mr. Stone 8,919 shares.

(11)
Includes shares that may be acquired within 60 days of December 31, 2002, under the Directors' Stock Option Plan for Outside Directors, upon the exercise of outstanding stock options as follows: Mr. Blum 4,909 shares; Mr. Daenzer 16,500 shares; Mr. Keane 16,500 shares; Mr. Lenrow 14,700 shares; Mr. McPheeters 5,454 shares; Dr. Overman 16,500 shares; Mr. Sutkowski 16,500 shares; and Mr. Viets 16,500 shares.

(12)
Includes shares that may be acquired by the named persons within 60 days of December 31, 2002, under the Incentive Stock Option Plan, upon the exercise of outstanding stock options as follows: Mr. Dondanville 60,880 shares; Ms. Hensey 13,021 shares; Mr. Michael 141,568 shares; Ms. Nebel 14,965; Mr. Stephens 331,292 shares; and Mr. Stone 83,202 shares.

(13)
Includes shares allocated to the named persons which shares are held by a bank trustee under an irrevocable trust established by the Company pursuant to the RLI Corp. Executive Deferred Compensation Agreement for the benefit of the following: Mr. Dondanville 7,207 shares; Ms. Hensey 425 shares; Mr. Michael 13,146 shares; Ms. Nebel 3,550 shares; Mr. Stephens 10,262 shares; and Mr. Stone 13,987 shares. Each participant has no voting or investment power with respect to such shares and disclaims beneficial ownership of such shares for purposes of Section 13(d) of the Securities Exchange Act of 1934.

        The information with respect to beneficial ownership of Common Stock of the Company is based on information furnished to the Company by each individual included in the table.

        Certain Relationships and Related Transactions.    During 2002, the Company contributed and/or sold 24,573 of its Treasury shares to the Company's Employee Stock Ownership Plan, the Director Deferred Compensation Plan, the Key Employee Excess Benefit Plan and the Executive Deferred Compensation Plan for a total amount of $634,584. The shares were contributed and/or sold at the closing market price as of the date the transfers were initiated.

PROPOSAL ONE:
ELECTION OF DIRECTORS

        Nominees.    At the Annual Meeting, three (3) directors are to be elected, each to hold office for a three-year term or until a successor is elected and qualified. Messrs. Jonathan E. Michael and Edward F. Sutkowski are Class I directors who were elected by the shareholders in 2000 for three-year terms expiring in 2003. Mr. Charles M. Linke has been designated by the Board as a nominee for election of directors to serve as a Class I director for a three-year term. Mr. Linke will replace Mr. Bernard J. Daenzer who will retire immediately prior to the 2003 Annual Meeting.

        Voting of Proxies.    Unless otherwise instructed, the shares represented by a proxy will be voted for the election of the three nominees named above. The affirmative vote of a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the election of directors. Votes will be tabulated by an Inspector of Election appointed at the Annual Meeting. Shares may be voted for, or withheld from, each nominee. Shares that are withheld and broker non-votes have no effect on determinations of plurality except to the extent that they affect the total votes received by any particular nominee. There is no cumulative voting for the directors under the Company's Articles of Incorporation.

        Substitute Nominees.    The Board of Directors has no reason to believe that any nominee will be unable to serve if elected. In the event that any nominee shall become unavailable for election, the shares represented by a proxy will be voted for the election of a substitute nominee selected by the persons appointed as proxies unless the Board of Directors should determine to reduce the number of directors pursuant to the Company's By-Laws.

        Director and Nominee Information.    The following includes certain information with respect to the current directors and nominees to the Board of Directors furnished to the Company by such individuals:

Name	Age	Director Since	Principal Occupation
Charles M. Linke	65	New Nominee	Professor of Finance at the University of Illinois (Urbana-Champaign) since 1966, and CEO of Economics Et Cetera, Inc. (formerly Linke & Associates, Inc.), a consulting firm specializing in financial economics.
PICTURE
Jonathan E. Michael	49	1997
			President & Chief Executive Officer of the Company. Elected Chairman of the Board & Chief Executive Officer of the Company's principal insurance subsidiaries January 1, 2002. Mr. Michael joined the Company in 1982, and held various managerial and executive officer positions until his promotion to President & Chief Executive Officer in 2001.
(term expiring in 2003) PICTURE
Edward F. Sutkowski(1)	64	1975	Since 1965, President of the law firm of Sutkowski & Rhoads Ltd., a regional firm specializing in tax, fiduciary litigation, pension and ERISA law.
(term expiring in 2003) PICTURE
Certain information concerning the remaining directors, whose terms expire either in 2004 or 2005, is set forth as follows based upon information furnished to the Company by such individuals:

Richard H. Blum	64	2000
			Chairman of AXIS Specialty U.S. Holdings, Inc., a reinsurance and insurance subsidiary of Axis Capital Holdings since February 1, 2002. Was Senior Advisor to Marsh & McLennan Companies, Inc., (MMC) a professional services firm in risk and insurance services, investment management and consulting businesses from 1999 to 2001. Former director of MMC, Vice Chairman of J&H Marsh & McLennan from 1997 to 1999, and Chairman, CEO of Guy Carpenter & Company, Inc. from 1984 to 1996.
(term expiring in 2004) PICTURE
William R. Keane	86	1966	Former Vice President, Contacts, Inc. (contact lens dispenser) in Chicago, Illinois, until his retirement in 1983.
(term expiring in 2005) PICTURE
Gerald I. Lenrow	75	1993
			Since 1999, in private practice providing consultation services to certain members of the insurance industry. Consultant to General Reinsurance Corp. until December 31, 1998. Former partner in the international accounting firm of PricewaterhouseCoopers LLP until 1990, following which he served as its consultant until 1996.
(term expiring in 2005) PICTURE
F. Lynn McPheeters	60	2000
			Vice President and Chief Financial Officer of Caterpillar Inc., manufacturer of construction, mining and related equipment. Mr. McPheeters joined Caterpillar Inc. in 1964 and held various finance positions until his promotion to Vice President and CFO in 1998.
(term expiring in 2004) PICTURE
Edwin S. Overman	80	1987
			President Emeritus of the Insurance Institute of America and the American Institute for Chartered Property/Casualty Underwriters, national educational organizations in Malvern, Pennsylvania, since his retirement as President, CEO of the Institutes in 1987.

(term expiring in 2005) PICTURE
Gerald D. Stephens	70	1965	Elected Chairman of the Board of the Company January 1, 2001. Mr. Stephens founded the Company in 1965 and served as Chief Executive Officer until his election as Chairman of the Board.
(term expiring in 2004) PICTURE
Robert O. Viets	59	1993
			Since 1999, President of ROV Consultants, LLC. Former President, CEO and Director from 1988 until 1999 of CILCORP Inc., a holding company in Peoria, Illinois, whose principal business subsidiary was Central Illinois Light Company.
(term expiring in 2004) PICTURE

(1)
Mr. Sutkowski provided legal services to the Company prior to and during 2002.

Board Independence Status

Director	Independent	Non-Management	Management
Richard H. Blum	X
William R. Keane	X
Gerald I. Lenrow	X
F. Lynn McPheeters	X
Jonathan E. Michael			X
Edwin S. Overman	X
Gerald D. Stephens		X
Edward F. Sutkowski	X
Robert O. Viets	X

BOARD COMMITTEES

        Audit Committee.    The Company's Audit Committee, comprised exclusively of independent outside directors, met twice in 2002 to consider the outside audit firm relationship and to discuss the planning of the Company's annual outside audit and its results. The Committee also monitored the Company's management of its exposures to risk of financial loss, assessed the auditors' performance, reviewed the adequacy of the Company's internal controls, the extent and scope of audit coverage, monitored selected financial reports and selected the Company's Independent Outside Auditors.

        Fees for professional audit services rendered by KPMG LLP, the Company's Independent Outside Auditors, for the audits of the Company's annual financial statements for 2002, and fees billed for other services rendered by KPMG LLP were: Audit Fees, $521,467; Audit Related Fees, $15,760 (consists of audits of financial statements of employee benefit plans); Tax Fees, $0; Financial Information Systems Design and Implementation Fees, $0; and All Other Fees, $0. Comparative fees billed for 2001 were: Audit Fees, $330,000; Audit Related Fees, $15,450 (consists of audits of financial statements of employee benefit plans); Tax Fees, $0; Financial Information Systems Design and Implementation Fees, $0; and All Other Fees, $66,000 (consists of operational process and control reviews). The Committee considered the effects that the provision of non-audit services may have on the Company's Independent Outside Auditors' services.

        The Board of Directors annually determines the financial literacy of the members of the Audit Committee pursuant to the Corporate Governance Standards of the Listed Company Manual of the NYSE. The Board has determined that each member of the Audit Committee is independent and financially literate, and that one or more members possess accounting or related financial management expertise. The Board of Directors has further determined that each of Messrs. Lenrow, McPheeters and Viets is an audit committee financial expert as defined by the Securities and Exchange Commission.

        Messrs. Lenrow (Chairman), McPheeters and Viets are members of the Committee. Effective February 15, 2003, Mr. Keane resigned as a member of the Committee.

        Executive Resources Committee.    The Company's Executive Resources Committee, comprised exclusively of independent outside directors, met three times in 2002 to evaluate and recommend salaries and other compensation incentives of the President, Chief Executive Officer and certain key executive officers of the Company. The Committee also reviews and evaluates the President's personal goals, management development and succession planning and the Company's deferred compensation, stock option, pension and medical programs.

        Messrs. Blum, Lenrow, McPheeters, Overman, Sutkowski and Viets (Chairman) are members of the Committee.

        Nominating/Corporate Governance Committee.    In August 2002, a Nominating/Corporate Governance Committee was created, comprised exclusively of independent outside directors, to develop corporate governance principles and procedures for the Board. The Committee is also charged with counseling the Board with respect to Board and Committee organization, compensation, membership and function. The Committee held its initial meeting in January 2003 and will continue to meet at least once a year. Any shareholder may recommend nominees for director by writing to the Corporate Secretary of the Company, giving the candidate's name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the candidate of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

        Messrs. Blum, McPheeters (Chairman) and Sutkowski are members of the Committee.

Committee Membership

Director	Audit	Executive Resources	Nominating/ Corporate Governance
Richard H. Blum		X	X
William R. Keane
Gerald I. Lenrow	X*	X
F. Lynn McPheeters	X	X	X*
Jonathan E. Michael
Edwin S. Overman		X
Gerald D. Stephens
Edward F. Sutkowski		X	X
Robert O. Viets	X	X*

*
Chair of Committee

BOARD MEETINGS AND COMPENSATION

        Meetings.    During the year 2002, four meetings of the Board of Directors were held. No director attended fewer than 75% of the aggregate number of meetings of the Board and Board committees on which he served. In connection with each Board meeting, the independent and non-management directors meet in Executive Session. Mr. Stephens was appointed Presiding Director of the Executive Session.

        Director Compensation.    During 2002, all outside directors of the Company were compensated at the rate of $20,000 per year and paid $1,100 for each Board meeting attended, $1,100 for each Committee meeting of the Board attended, and $1,100 for each Committee meeting of the Board chaired. Directors are also reimbursed for actual travel and related expenses incurred and are provided a travel accident policy funded by the Company.

        Stock Option Plan For Outside Directors.    The Stock Option Plan for Outside Directors ("Director Plan") provides for the grant of an option to purchase 3,000 shares of the Company's Common Stock to each newly elected or appointed outside director. In addition, effective the first business day in February of each year, each outside director is annually granted an option to purchase 1,800 shares of the Company's Common Stock under the Director Plan. If the Company earns more than its cost of capital and the ESOP contribution as provided under its Market Value Potential Executive Incentive Plan in each respective year, each outside director is granted an option to purchase 1,800 additional shares of the Company's Common Stock under the Director Plan, effective the first business day in February of the succeeding year. Furthermore, the price in respect of each option granted shall be an amount equal to the fair market value of such option share on the grant date, and all options granted provide for one-third annual vesting over a period of three years. In the event of an outside director's death, disability or termination of status as an outside director, all options granted become fully vested.

        Director Deferred Compensation Plan.    Prior to the beginning of each year, an outside director may elect to defer the compensation otherwise payable to the director during the succeeding year pursuant to the Director Deferred Compensation Plan ("Deferred Plan"). Under the Deferred Plan, the Company must transfer to a bank trustee, under an irrevocable trust established by the Company, such number of shares as are equal to the compensation as earned and deferred during the referent year. Dividends on these shares are reinvested quarterly under the Company's Dividend Reinvestment Plan. In general, Deferred Plan benefits are distributable beginning when the director's status terminates.

AUDIT COMMITTEE REPORT

        The following report by the Audit Committee is required by the rules of the Securities and Exchange Commission to be included in this Proxy Statement and shall not be considered incorporated by reference in other filings by the Company with the Securities and Exchange Commission. The members of the Committee are: Messrs. Lenrow, McPheeters and Viets.

        The Audit Committee of the Company's Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board of Directors, which is attached to this Proxy Statement as Exhibit A. The Board of Directors believe that the Audit Committee's current composition satisfies the New York Stock Exchange rules governing audit committee composition and that each of the members of the Audit

Committee is independent for purposes of the New York Stock Exchange listing standards and the proposed rules of the Securities and Exchange Commission. The Board of Directors has further determined that each of Messrs. Lenrow, McPheeters and Viets is an audit committee financial expert as defined by the Securities and Exchange Commission.

        The Committee selects the Company's Independent Outside Auditors and provides assistance to the members of the Board of Directors in fulfilling their oversight functions over the financial reporting practices and financial statements of the Company. It is not the duty of the Committee, however, to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America. The Company's Independent Outside Auditors are responsible for planning and conducting audits, and the Company's management is responsible for determining that the Company's financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States of America.

        The Committee received reports and reviewed and discussed the audited financial statements with management and the Independent Outside Auditors. The Committee also discussed with the Independent Outside Auditors matters required to be discussed by Statement on Auditing Standards No. 61. The Company's Independent Outside Auditors also provided to the Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1. The Committee discussed with the Independent Outside Auditors that firm's independence and any relationships that may impact that firm's objectivity and independence.

        Based on the Committee's discussion with and reports from management and its Independent Outside Auditors and the Committee's reliance on the representation of management that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, the Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission.

Members of the Audit Committee

Gerald I. Lenrow, Chairman
F. Lynn McPheeters
Robert O. Viets

EXECUTIVE RESOURCES COMMITTEE REPORT

        The following report by the Executive Resources Committee is required by the rules of the Securities and Exchange Commission to be included in this Proxy Statement and shall not be considered incorporated by reference in other filings by the Company with the Securities and Exchange Commission.

        General.    The Executive Resources Committee is responsible for determining specific compensation levels of certain executive officers. The Company aims to offer total compensation packages that attract, retain and motivate high quality executives and that reward executives for Company profitability and the enhancement of shareholder value. The following components of executive compensation have been designed to meet these objectives.

        Base Salary.    The Executive Resources Committee sets base salary ranges for certain executive officer positions based on executive compensation data from nationally recognized surveys of a group of comparable insurance companies prepared by Watson Wyatt, an independent actuarial firm. Actual salaries, which consider individual performance and job content in the context of these ranges, are targeted to fall within these ranges of salaries offered in the Company's competitive market.

        MVP Bonus.    The Company pays annual cash bonuses to certain executive officers based upon achievement of the Company's annual business plan. Since adoption of the Market Value Potential Executive Incentive Plan ("MVP Plan") in 1996, the Company has paid bonuses pursuant to the MVP Plan, which rewards participants for earnings in excess of the Company's cost of capital. The MVP Plan thus encourages participants to manage and allocate Company capital to products that produce income in excess of the cost of capital, thereby enhancing the potential for appreciation of shareholder value.

        Under the MVP Plan, the total annual bonus pool for the Company, if any, is based upon a Committee-specified percentage of the Company's return on capital in excess of its cost of capital. The Executive Resources Committee awards individual bonuses out of the pool, taking into account Watson Wyatt studies of bonus compensation in the Company's competitive market and the executive officer's job content. A memo bank account is established for each participant in the MVP Plan, and the participant's allocated percentage of the MVP Bonus Pool for each year (whether a positive or negative amount) annually credited to each participant's account without limitation. Once a year, an interest factor is credited to positive balances and 40 percent of each participant's positive account balance, if any, is paid out. The remaining positive balance or any negative balance is rolled into the next year and is adjusted by subsequent MVP Plan results.

        Incentive Stock Options.    Stock options awarded pursuant to the Incentive Stock Option Plan are another important element of the Company's compensation philosophy. The Company believes options serve as incentives to executives to maximize the long-term growth and profitability of the Company, which will be reflected in the Company's stock price. Under the Incentive Stock Option Plan, options may not be granted for less than fair market value of the Company's Common Stock on the date of grant, so that recipients will recognize value from the grants only if the Common Stock price increases in the future. Furthermore, all options granted provide for 20 percent annual vesting over a period of five years. In the event of a recipient's termination of employment with the Company on or after age sixty-five, or a recipient's death or disability, all options granted become fully vested.

        ESOP.    The Company's ESOP also offers a valuable way of aligning the interests of its employees, including its executive officers, with those of its shareholders on a long-term basis. Pursuant to the ESOP, the Company may make annual cash contributions that are used to purchase Company Common Stock on behalf of the Company's employees, including its executive officers. All employees, including executive officers, may receive an annual contribution of up to 15 percent of wages (limited to $30,000). The ESOP vests 100% at the end of five years. Mr. Michael is eligible to participate in an individualized Key Employee Excess Benefit Plan ("Key Plan"). Under the Key Plan, the Company makes annual cash contributions which are used to purchase stock held in a trust it maintains for Mr. Michael's benefit in an amount equal in value to the excess of the contribution allowable to him under the ESOP (determined without regard to any limitations on compensation imposed by the Internal Revenue Code), over the contribution actually made for him under the ESOP (determined with regard to such limitations).

        Chief Executive Officer.    Policies with respect to the Chief Executive Officer are the same as those discussed for executive officers generally except that, in addition to the ESOP, Mr. Michael is eligible to participate in an individualized Key Plan.

        Internal Revenue Code Section 162(m).    The Company intends that total compensation, including bonuses awarded pursuant to the MVP Plan, will satisfy the conditions necessary for deductibility by the Company under Section 162(m) of the Internal Revenue Code, which limits the ability of the Company to deduct any compensation in excess of $1,000,000 per year for federal income tax purposes unless such conditions are met.

Members of the Executive Resources Committee

Robert O. Viets, Chairman
Richard H. Blum
Gerald I. Lenrow
F. Lynn McPheeters
Edwin S. Overman
Edward F. Sutkowski

         EXECUTIVE MANAGEMENT COMPENSATION

        Executive Officers.    The following information is provided as to each current executive officer of the Company:

Name and Age	Position with Company	Executive Officer Since
Joseph E. Dondanville Age 46	Senior Vice President, Chief Financial Officer	1992
Camille J. Hensey Age 61	Vice President and Corporate Secretary	1987
Jonathan E. Michael Age 49	President & Chief Executive Officer and Director	1985
Mary Beth Nebel Age 46	Vice President and General Counsel	1994
Michael J. Stone Age 54	President & Chief Operating Officer of the Company's principal insurance subsidiaries	1997

        Summary Compensation Table.    The aggregate compensation earned from the Company and its subsidiaries during the last three fiscal years is expressed below for the Company's President and the other four most highly compensated executive officers.

	ANNUAL COMPENSATION					LONG-TERM COMPENSATION
AWARDS
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)		BONUS ($)		SECURITIES UNDERLYING OPTIONS (#)(1)	ALL OTHER COMPENSATION($)(2)
Jonathan E. Michael President & Chief Executive Officer	2002 2001 2000	388,333 360,000 300,000	(3) (3) (3)	0 0 225,541	(4) (4) (5)	60,000 60,000 56,000	64,483 97,306 79,730
Michael J. Stone President & Chief Operating Officer of the Company's principal insurance subsidiaries	2002 2001 2000	281,201 235,836 224,952	(3) (3) (3)	0 0 124,284	(4) (4) (5)	48,000 30,000 28,000	32,803 27,934 28,095
Joseph E. Dondanville Senior Vice President, Chief Financial Officer	2002 2001 2000	196,314 171,839 163,909		0 0 114,754	(4) (4) (5)	32,000 22,000 20,000	32,198 27,934 28,095
Mary Beth Nebel Vice President and General Counsel	2002 2001 2000	136,307 126,874 121,019		42,280 69,069 55,889	(6) (5)	6,000 6,000 7,000	32,803 27,934 26,981
Camille J. Hensey Vice President and Corporate Secretary	2002 2001 2000	118,457 112,633 105,918		36,300 56,866 43,156	(6) (5)	5,000 5,000 5,000	28,755 25,599 22,012

(1)
Twenty percent of each option grant becomes exercisable one year after the date of the grant and each year thereafter in 20% increments. Such options lapse at the end of the ten-year period beginning on the grant date. Amounts shown have been adjusted for the October 15, 2002, 2-for-1 stock split.

(2)
Represents the value of Company contributions to the ESOP on behalf of the named executive officers. In the case of Mr. Michael, the amounts include shares allocated to him under his Key Plan as follows: 377 shares in respect to 2002; 5,478 shares in respect of 2001; 7,026 shares in respect of 2000 (as adjusted for the October 15, 2002, 2-for-1 stock split). In general, benefits are distributable to Mr. Michael when his employment terminates. Under the Key Plan, the Company must transfer to the trustee under an irrevocable trust maintained by the Company for the benefit of Mr. Michael such number of shares as are equal in value to the excess of (a) the contribution allocable to him under the ESOP determined without regard to any limitation on compensation imposed by the Internal Revenue Code, over (b) the contribution actually allocable to him under the ESOP determined with regard to any limitation on compensation imposed by the Internal Revenue Code. The total value of Mr. Michael's Key Plan benefits as of December 31, 2002, was $822,894.

(3)
Includes amounts voluntarily deferred under the Company's Executive Deferred Compensation Agreement ("Agreement"). The Agreement allows executive officers to defer portions of current base salary and bonus compensation otherwise payable during the year.

(4)
Under the Company's MVP Plan, plan years 2002 and 2001 resulted in negative memo bank accounts carried forward for the following named executive officers: Mr. Michael ($819,949 in respect to 2002; $366,759 in respect to 2001); Mr. Stone ($503,578 in respect to 2002; $231,663 in respect to 2001); and Mr. Dondanville ($302,183 in respect to 2002; $120,908 in respect to 2001). Memo bank accounts refer to the earned but unpaid balances, which can be positive or negative, associated with the MVP Plan.

(5)
Amounts represent compensation accrued during fiscal year 2000 and paid in 2001 pursuant to the Company's MVP Plan.

(6)
Effective January 1, 2001, Ms. Nebel and Ms. Hensey ceased to be participants in the MVP Plan. Amounts include payout of their memo bank accounts.

        Option Grants in Last Fiscal Year.    The following table shows information regarding grants of stock options made to the named executive officers under the Company's Incentive Stock Option Plan during the fiscal year ended December 31, 2002. The amounts shown for each of the named executive officers as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of five percent and 10 percent over the full 10-year term of the options, which would result in stock prices of approximately $47.78 and $76.09, respectively. The amounts shown as potential realizable values for all shareholders represent the corresponding increases in the market value of 24,681,175 outstanding shares of the Company's Common Stock held by all shareholders as of December 31, 2002, which would total approximately $1,179,355,983 and $1,877,927,300, respectively. No gain to the optionees is possible without an increase in stock price, which will benefit all shareholders proportionately. These potential realizable values are based solely on arbitrarily assumed rates of appreciation required by applicable Securities and Exchange Commission regulations. Actual gains, if any, on option exercises and common stock holdings are dependent on the future performance of the Company's Common Stock. There can be no assurance that the potential realizable values shown in this table will be achieved.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					If Stock At $47.78	If Stock At $76.09
Name	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)(2)	Expiration Date	5%($)(3)	10%($)(3)
All Shareholders' Stock Appreciation					1,179,355,983	1,877,927,300
Jonathan E. Michael	60,000	19.93%	29.335	05/02/12	1,106,917	2,805,146
Michael J. Stone	48,000	15.95%	29.335	05/02/12	885,534	2,244,117
Joseph E. Dondanville	32,000	10.63%	29.335	05/02/12	590,356	1,496,078
Mary Beth Nebel	6,000	1.99%	29.335	05/02/12	110,692	280,515
Camille J. Hensey	5,000	1.66%	29.335	05/02/12	92,243	233,762

(1)
Each option grant becomes exercisable in 20% increments on the first five anniversaries of the grant date. Such options lapse on the 10th anniversary of the grant date. These numbers have been adjusted for the October 15, 2002, 2-for-1 stock split.

(2)
The exercise price is the fair market value on the date of grant and has been adjusted for the October 15, 2002, 2-for-1 stock split.

(3)
The dollar amounts under these columns are the result of calculations at the 5% and 10% rates dictated by the Securities and Exchange Commission when the "Potential Realizable Value" alternative is used. These are not intended to be a forecast of the Company's stock price.

        Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values.(1)    The following table sets forth information with respect to the named executive officers concerning the exercise of options during the last fiscal year and unexercised options held on December 31, 2002. Value realized upon exercise is the excess of the fair market value of the underlying stock on the exercise date over the exercise price under the option. Value of unexercised, in-the-money options at fiscal year end is the difference between its exercise price and the fair market value of the underlying stock on December 31, 2002, which was $27.90 per share. These values, unlike the amounts set forth in the column headed "Value Realized," have not been, and may never be, realized. The underlying options have not been, and may never be, exercised; actual gains on exercise, if any, will depend on the value of the Company's Common Stock on the date of exercise. There can be no assurance that these values will be realized.

(1)
The share numbers, market value and exercise prices have been adjusted, as necessary, for the 2-for-1 stock split that occurred on October 15, 2002.

			Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-money Options at Fiscal Year End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Jonathan E. Michael	0	0.00	141,568	172,422	1,704,068	1,113,656
Michael J. Stone	0	0.00	83,202	105,798	1,014,929	569,904
Joseph E. Dondanville	0	0.00	60,880	73,748	739,794	409,817
Mary Beth Nebel	1,837	27,674	14,965	18,410	204,045	127,139
Camille J. Hensey	1,677	27,099	13,021	14,090	183,710	91,524

        Equity Compensation Plan Information.    The following table provides information as of December 31, 2002, regarding Common Stock that may be issued under the Company's existing equity compensation plans, including The Stock Option Plan for Outside Directors ("Director Plan"), Key Employee Excess Benefit Plan ("Key Plan"), Incentive Stock Option Plan ("ISO Plan"), Director Deferred Compensation Plan ("Deferred Plan"), Executive Deferred Compensation Agreement ("Agreement") and the Restricted Stock Program Agreement ("Restricted Agreement"). Information is included for both equity compensation plans approved and not approved by the Company's shareholders.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	1,736,775(2)	$18.05	1,590,452(3)
Equity compensation plans not approved by security holders(4)	-0-	-0-	(5)
Total	1,736,775	$18.05	1,590,452

(1)
Consists of the Director Plan and the ISO Plan.

(2)
Includes options to purchase 130,446 shares exercisable under the Director Plan and options to purchase 1,606,329 shares exercisable under the ISO Plan.

(3)
Includes 346,754 and 1,243,698 shares available for future issuance under the Director Plan and the ISO Plan, respectively.

(4)
Consists of the Deferred Plan, the Agreement, the Key Plan and the Restricted Agreement.

(5)
No specific number of shares of RLI Common Stock are reserved for future issuance under these plans. Under the Company's Deferred Plan and Agreement, executive officers and directors may elect to defer compensation otherwise payable to them. Under the Deferred Plan and Agreement, the Company must transfer to a bank trustee, under an irrevocable trust established by the Company, such number of shares of RLI Common Stock as are equal to the compensation earned and deferred. Under the Company's Key Plan, the Company makes annual cash contributions which are used to purchase RLI Common Stock held in a trust it maintains for Mr. Michael's benefit in an amount equal in value to the excess of the contribution allowable to him under the ESOP (determined without regard to any limitations on compensation imposed by the Internal Revenue Code), over the contribution actually made for him under the ESOP (determined with regard to such limitations). Under the Company's Restricted Agreement, the Company purchases RLI Common Stock on behalf of participating insurance agents and brokers that produce certain minimum premium amounts and have acceptable loss ratios. Such shares are subject to a three-year holding period, during which the participant may not transfer, sell, pledge or assign any of such shares to any party. If at any time during the three-year holding period, the participating insurance agent or broker fails to produce certain ongoing minimum premium amounts, breaches its fiduciary duty to the Company or terminates its agency or brokerage relationship with the Company, such shares are forfeited and transferred to the Company.

        Pension Plan.    The following table illustrates the estimated annual benefits that are not subject to any deduction for social security or other offset amount (based on a straight-life annuity payable beginning at age 65, but in no event less than 120 monthly payments) under the Company's Pension Plan for specified compensation and service levels assuming a participant retired on July 1, 2003, at age 65 after selected years of service:

	Estimated Annual Pension Benefit upon Retirement at July 1, 2003, with Years of Service Indicated
Average Annual Compensation
	15 Yrs.	20 Yrs.	25 Yrs.	30 Yrs.	35 Yrs.
$115,000	$22,354	$29,806	$37,257	$44,708	$52,160
130,000	25,752	34,336	42,919	51,503	60,087
145,000	29,149	38,866	48,582	58,298	68,015
160,000	32,547	43,396	54,244	65,093	75,942
175,000	35,944	47,926	59,907	71,888	83,870
190,000	39,342	52,456	65,569	78,683	91,797
200,000*	41,607	55,476	69,344	83,213	97,082

*
Effective 2002, the Internal Revenue Code increased the level of a participant's compensation which may be considered in determining benefits under all types of tax-qualified plans from the 2001 level of $170,000 to $200,000.

        Mr. Dondanville's current covered compensation is $172,000 with 18 years of plan participation; Ms. Hensey's current covered compensation is $156,861 with 15 years of plan participation; Mr. Michael's current covered compensation is $172,000 with 19 years of plan participation; Ms. Nebel's current covered compensation is $170,652 with 13 years of plan participation; and Mr. Stone's current covered compensation is $172,000 with six years of plan participation.

COMMON STOCK PERFORMANCE CHART

        The following line graph compares the percentage change in the cumulative total shareholder return, including the reinvestment of dividends, on the Company's Common Stock with a cumulative total return of the S&P Composite 500 Stock Index and the S&P Property and Casualty Index for the period beginning December 31, 1997, through December 31, 2002:

ANNUALIZED COMPOUNDED TOTAL RETURN
COMPARISON OF FIVE YEAR CUMULATIVE
RLI, S&P 500, S&P P/C INS INDEX

Annualized Compounded Total Return
RLI—8.53%
S&P 500—(0.58)%
S&P P/C Ins—(2.37)%

        Assumes $100 invested on December 31, 1997 in
RLI, S&P 500 Index, and S&P P/C Ins Index
with reinvestment of dividends.

        There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends. The Company will neither make nor endorse any predictions as to future stock performance.

        The foregoing table shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

INDEPENDENT OUTSIDE AUDITORS

        The Audit Committee has selected KPMG LLP ("KPMG"), the Company's Independent Outside Auditors since 1983, to serve as the Company's independent public accountants for the current fiscal year. Representatives of KPMG are expected to be present at the Annual Meeting with the opportunity to make a statement, if they desire, and will be available to respond to appropriate questions from the shareholders.

OTHER BUSINESS

        The Board of Directors knows of no other business to be presented at the Annual Meeting; however, if any other matters do properly come before the meeting, it is intended that the persons appointed as proxies will vote in accordance with their best judgment.

        It is important that proxies be voted promptly so the presence of a quorum may be assured well in advance of the Annual Meeting, thus avoiding the expense of follow-up solicitations. Accordingly, even if you expect to attend the Annual Meeting, you are requested to date, execute and return the enclosed proxy in the stamped, self-addressed envelope provided. If possible, vote your proxy over the Internet or by telephone using the instructions on your proxy card.

By Order of the Board of Directors
Camille J. Hensey Vice President/Corporate Secretary
Peoria, Illinois March 27, 2003

Exhibit "A"

RLI CORP.
AUDIT COMMITTEE CHARTER

Organization

        There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of at least three directors who are independent directors (as defined in the RLI Corp. Corporate Governance Guidelines) that are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member. Such committee members shall also be financially literate and the chairman shall have accounting or related financial management expertise. Committee members shall be recommended by the nominating/corporate governance committee and appointed by the board. They may be removed from the committee at any time, with or without cause, by the board.

Statement of Policy

        The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, the quality and integrity of the financial reports of the corporation, the corporation's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, and the performance of the corporation's internal audit function and independent auditors. The committee shall prepare the report that SEC rules require be included in the corporation's annual proxy statement. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

Responsibilities

        In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

        In carrying out these responsibilities, the audit committee will:

  •
  Review, determine, retain and terminate the independent auditors selected to audit the financial statements of the corporation and its divisions and subsidiaries, including sole authority to approve all audit engagement fees and terms.

  •
  Review and approve any significant non-audit relationship with the independent auditors.

  •
  Review the corporation's loss reserves.

  •
  Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

  •
  Review with the independent auditors, the corporation's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review corporation policy statements to determine their adherence to the code of conduct.

  •
  At least annually, obtain and review a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the corporation.

  •
  Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

  •
  Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

  •
  Review the financial statement contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

  •
  Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

  •
  Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

  •
  Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

  •
  Discuss policies with respect to risk assessment and risk management.

  •
  Meet separately, at least quarterly, with management, with internal auditors (or other personnel responsible for the internal audit function), and with independent auditors.

  •
  Discuss any earnings guidance provided to analysts and rating agencies.

  •
  Examine any "off balance sheet" structures and any use of "pro forma" or adjusted non-GAAP information.

  •
  Review with the independent auditor any audit problems or difficulties and management's response.

  •
  Set clear hiring policies for employees or former employees of the independent auditors.

  •
  Accounting and financial human resources and succession planning is monitored by the executive resources committee of the board.

  •
  Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

  •
  Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside legal, accounting or other advisors for this purpose if, in its judgment, that is appropriate.

Reporting

        The committee will prepare and, through its chair, submit periodic reports of the committee's work and findings to the board of directors. Said report will contain recommendations for board actions when appropriate.

Annual Performance Review

        The committee shall develop and conduct, at least annually, an assessment of the committee's performance on a continuing basis, individually and collectively.

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

RLI Corp. encourages you to take advantage of new and convenient ways to vote your shares for matters to be covered at the 2003 Annual Meeting of Stockholders. Please take the opportunity to use one of the three voting methods below to cast your ballot. We've made it easier than ever.

VOTE BY TELEPHONE—1-800-690-6903

Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number, which is located below, then follow the simple instructions the Vote Voice provides you.

VOTE BY INTERNET—WWW.PROXYVOTE.COM

Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number, which is located below, to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to RLI Corp., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

[CONTROL NUMBER]

        If you vote by telephone or vote using the Internet, please do not mail your proxy.
THANK YOU FOR VOTING.

To vote, mark blocks below in blue or black ink as follows:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1.
ELECTION OF CLASS I DIRECTORS
(mark one):
NOMINEES:	Charles M. Linke, Jonathan E. Michael and Edward F. Sutkowski
FOR ALL	☐
WITHHOLD ALL	☐
To withhold authority to vote for any individual nominee, write that nominee's name on the line below.

Please sign exactly as your name(s) appear(s). Executors, trustees, and others signing in a representative capacity should include their name and the capacity in which they sign.

Signature	Date

Signature (Joint Owners)	Date

RLI CORP.
9025 North Lindbergh Drive
Peoria, Illinois 61615

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints William R. Keane and Gerald D. Stephens, as Proxies, each with the power to appoint his substitute, and hereby authorizes them, or either one of them, to represent and to vote, as designated below, the shares of Common Stock of RLI Corp. held of record by the undersigned on March 3, 2003, at the Annual Meeting of Shareholders to be held on May 1, 2003 or any adjournments thereof.

        If no other indication is made on the reverse side of this form, the proxies shall vote for each of the nominees listed on the reverse side of this form, and, in their discretion, upon such other business as may properly come before the meeting.

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

RLI Corp. encourages you to take advantage of new and convenient ways to vote your shares for matters to be covered at the 2003 Annual Meeting of Stockholders. Please take the opportunity to use one of the three voting methods below to cast your ballot. We've made it easier than ever.

VOTE BY TELEPHONE—1-800-690-6903

Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number, which is located below, then follow the simple instructions the Vote Voice provides you.

VOTE BY INTERNET—WWW.PROXYVOTE.COM

Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number, which is located below, to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to RLI Corp., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

[CONTROL NUMBER]

        If you vote by telephone or vote using the Internet, please do not mail your proxy.
THANK YOU FOR VOTING.

To vote, mark blocks below in blue or black ink as follows:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1.
ELECTION OF CLASS I DIRECTORS
(mark one):
NOMINEES:	Charles M. Linke, Jonathan E. Michael and Edward F. Sutkowski
FOR ALL	☐
WITHHOLD ALL	☐
To withhold authority to vote for any individual nominee, write that nominee's name on the line below.

In the Trustee's discretion, upon other matters as may properly come before the meeting.

Please sign exactly as your name(s) appear(s). Executors, trustees, and others signing in a representative capacity should include their name and the capacity in which they sign.

Signature	Date

Signature (Joint Owners)	Date

RLI CORP.
9025 North Lindbergh Drive
Peoria, Illinois 61615

RLI EMPLOYEE STOCK OWNERSHIP PLAN
Confidential Voting Instructions

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        By signing on the reverse side or by voting by phone or Internet, you direct the Trustee to vote (in person or by proxy), as indicated on the other side of this card, the number of shares of RLI Common Stock credited to your account under the RLI Corp. Employee Stock Ownership Plan, at the Annual Meeting of Shareholders to be held on May 1, 2003 or any adjournments thereof.

        If no other indication is made on the reverse side of this form, the Trustee shall vote for each of the nominees listed on the reverse side of this card pro rata with all shares of Common Stock held in the RLI Employee Stock Ownership Plan (based upon the vote of all other participants who provide voting instructions), and, in its discretion, upon such other business as may properly come before the meeting.

        These confidential voting instructions will be seen only by authorized representatives of the Trustee.

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TABLE OF CONTENTS
Gerald I. Lenrow, Chairman F. Lynn McPheeters Robert O. Viets
EXECUTIVE RESOURCES COMMITTEE REPORT